Exhibit 99.1(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew V. Curtin, David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust, IndexIQ Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Reena Aggarwal

Reena Aggarwal, Trustee

December 8, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew V. Curtin, David L. Fogel and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust, IndexIQ Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Adam S. Patti

Adam S. Patti, Trustee

December 8, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew V. Curtin, David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust, IndexIQ Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Michael A. Pignataro

Michael A. Pignataro, Trustee

December 8, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew V. Curtin, David L. Fogel, Adam S. Patti and Adefolahan Oyefeso as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to IndexIQ ETF Trust, IndexIQ Trust and IndexIQ Active ETF Trust and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Paul D. Schaeffer

Paul D. Schaeffer, Trustee

December 8, 2016